                                                                                                                         Exhibit 4.2

                                          ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

             NO. ___                                                                                ________ SHARES

                                                    SP ACQUISITION HOLDINGS, INC.
                                   200,000,000 SHARES PAR VALUE $.001 EACH AUTHORIZED COMMON STOCK
                                              SEE REVERSE SIDE FOR CERTAIN DEFINITIONS.

             THIS CERTIFIES THAT

             IS THE OWNER OF

DATED:

       _______________________________________                                               _______________________________________
             Jack L. Howard, Secretary                                                          Warren G. Lichtenstein, President

====================================================================================================================================

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM                      as tenants in common                Unif Gift Min Act -              ________ Custodian __________

TEN ENT                      tenants by the entireties                                            (Cust) (Minor)

                             as joint tenants with                                                Under Uniform Gifts to Minors Act:
                             right of survivorship and                                            ____________________
JT TEN                       not as tenants in common                                                    (State)

      Additional abbreviations may also be used though not in the above list.

                                                    SP ACQUISITION HOLDINGS, INC.

      The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, option or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to the terms and conditions applicable to the securities underlying and comprising the shares.

FOR VALUE RECEIVED,                      HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________________________________

____________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _________________ ATTORNEY, TO
TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED __________________                                          BY:
                                                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                                  NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                                  WHATEVER.